NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

CONVERTIBLE PROMISSORY NOTE
------------------------------

$360,000                                                                                                                     March 12, 2010

FOR VALUE RECEIVED, the undersigned, AURA SYSTEMS, INC. ("Maker"), a Delaware Corporation whose address is 2330 Utah Avenue, El Segundo California 90245 promises to pay on or before One Hundred Twenty (120) calendar days following the Effective Date of this Secured Convertible Promissory Note (the "Maturity Date"), to the order of Melvin Gagerman, an individual whose address is 4930 Andasol Avenue, Encino, CA 91316 (the "Holder"), the principal amount of Three Hundred Sixty Thousand and No/100 ($360,000) (the "Principal Amount"), together with interest on the principal balance outstanding from time to time, as herein provided, and all other sums due under this Convertible Promissory Note, as herein provided.

The unpaid principal amount of this Promissory Note (the “Note’) shall bear simple interest from the date that funds equaling the Principal Amount are delivered to Maker (the “Effective Date”) at a rate of TEN PERCENT PER ANNUM (10%) (the “Interest Rate”). Interest shall be computed on the basis of actual number of days/360-day year.

All payments of principal, interest or any other sums due pursuant under this Note shall be made in lawful currency of the United States of America and delivered directly to the applicable party at that party’s address as set forth below. Any payment made under this Note shall be credited in the following order: (1) first, to any interest at the Interest Rate then accrued but unpaid, (2) second to any remaining amount to principal, and (3) third to any unpaid collection costs.

The entire unpaid principal of this Note, together with all accrued and unpaid interest, shall become and be immediately due and payable upon the Maturity Date, without any other notice or demand of any kind or any presentment or protest.

No prepayment penalty. There shall be no prepayment penalties and Maker may repay the

Convertible Promissory Note

outstanding principal balance of this Note, in whole or in part, at any time prior to the Maturity Date without penalty. In the event of such prepayment, the amount prepaid by Maker shall be applied to the latest payment or payments falling due under this Note.

Conversion. At any time while this Note is outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time.  The Holder shall effect conversions by delivering to the Maker a Notice of Conversion, the form of which is attached hereto (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Maker unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Maker shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

Conversion Price.  The conversion price for any and all conversions made by Holder pursuant to the foregoing paragraph shall be equal to $0.75 per share.

Default. Failure by Maker to make any payment in accordance with the terms of this Note shall constitute an event of default (an "Event of Default"). In the Event of Default, the entire unpaid principal of this Note, together with all accrued and unpaid interest, shall become and be immediately due and payable.

Loss, Theft, Destruction or Mutilation.  Upon receipt of evidence satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note and, in the case of such loss, theft or destruction, upon delivery to the Maker of an indemnity undertaking reasonably satisfactory to the Maker, or, in the case of any such mutilation, upon surrender of this Note to the Maker, the Maker will issue a new note, of like tenor and principal amount, in lieu of or in exchange for such lost, stolen, destroyed or mutilated Note.  Upon the issuance of any substitute Note, the Maker may require the payment to it of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses in connection therewith.

Convertible Promissory Note

Notices and Demands.  All notices, demands and other communications provided for in this Note or made under this Note shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the person to whom it is directed:

          (a)  If to Holder, to it at the following address:

4930 Andasol Avenue
Encino, CA 91316

          (b)  If to the Maker, to it at the following address:

Aura Systems, Inc.
2330 Utah Avenue
El Segundo, CA 90245

No Oral Modifications.  Neither this Note nor any term of this Note may be changed, waived, discharged or terminated orally, but may only be amended or modified by an instrument in writing signed by the Holder and the Maker.

Binding Effect.  This Note shall be binding upon and inure to the benefit of the Maker, the Holder of this Note, and their respective heirs, successors and assigns.

Governing Law, Jurisdiction; Jury Trial Waiver.  This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of California. The Maker hereby irrevocably submits to the exclusive jurisdiction of the Los Angeles Superior Court, Central District, for the purposes of any suit, action or other proceeding arising out of this Note.  The Maker hereby further agrees that service of any process, summons, notice or document by U.S. registered mail to its address set forth above shall be effective service of process for any action, suit or proceeding in California with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence.  Each of the parties hereto irrevocably and unconditionally waives, to the extent permitted by applicable law, any objection to the laying of venue of any action, suit or proceeding arising out of this Note in the Los Angeles Superior Court, Central District, and hereby further irrevocably and unconditionally waives, to the extent permitted by applicable law, and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Assignability.  The Holder may sell, assign, transfer or otherwise hypothecate ("Transfer") this Note to any other Person.  If any interest in this Note is Transferred in compliance with this Section, this Note shall be cancelled and each of the Maker and Holder shall execute and deliver a new note (in substantially the form of this Note) to each Person to whom an interest in this Note has been Transferred in an aggregate principal amount equal to such Person's interest in this Note.

Convertible Promissory Note

Severability/Additional Documents. In the event that any provision, sentence, paragraph or part of this Note is deemed ambiguous or unenforceable by a court of law, the terms of the remaining parts of this Note shall be construed by the court so as to ensure that the Note survives and remains enforceable.

Costs.  The Maker will pay all reasonable costs and expenses of collection, including attorneys' fees and disbursements, appraiser's fees and court costs, incurred or paid by the Holder in enforcing this Note, to the extent permitted by law, including all costs and reasonable attorneys' fees incurred in any appeal, bankruptcy proceeding, or other proceeding.

IN WITNESS WHEREOF, the Maker has caused this Note to be executed this 12th day of March 2010.

AURA SYSTEMS, INC. (“MAKER”)

By:

________________________________
Arthur Schwartz
Member of the Board of Directors

Agreed and Accepted:

Melvin Gagerman (HOLDER”)

By: ___________________________

       Name: Melvin Gagerman
       Title: Chief Executive Officer

Convertible Promissory Note

EXHIBIT A
NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note of AURA SYSTEMS, INC., a Delaware corporation (the “Maker”), into shares of common stock (the “Common Stock”), of the Maker according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Maker that its ownership of the Common Stock does not equal or exceed the amounts specified in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder regarding beneficial ownership.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Conversion calculations:
Date to Effect Conversion:

Principal Amount of Note to be Converted:

Interest Accrued on Account
of Conversion at Issue:

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:
Account No:

Convertible Promissory Note